SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934, as amended

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))
☐	Definitive Information Statement

CROWN EQUITY HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

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(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CROWN EQUITY HOLDINGS INC.
5440 West Sahara #205
Las Vegas, NV 89146

To the Stockholders of Crown Equity Holdings Inc.:

On Jan. 2, 2012, our Board of Directors adopted a resolution to provide our shareholders on a pro rata basis a dividend consisting of one common share of Crown Tele Services, Inc. for every 100 shares of common stock (rounded up) currently held by Crown Equity Holdings, Inc. shareholders of record on January 15, 2012.

All of the foregoing matters are described in more detail in the attached Information Statement.

On Jan. 2, 2012, the holders of in excess of 51% of our common stock approved the resolution by written consent.  This information statement is first being mailed to you on or about Jan. ____, 2012 and we anticipate the effective date of the actions to be Jan. ____, 2012, which approval will be more than twenty (20) days from the date of the mailing of this Information Statement.

This Information Statement is being sent to you for informational purposes only. We are not asking for a proxy or vote on any of the matters described therein.  However, we encourage you to read the Information Statement carefully.

Sincerely,

Ken Bosket, CEO

Las Vegas, NV

Jan. 2, 2012

CROWN EQUITY HOLDINGS INC.
5440 W. Sahara #205
Las Vegas, NV 89146

INFORMATION STATEMENT
AND
NOTICE OF ACTION TAKEN WITHOUT A MEETING

This Information Statement and Notice of Action Taken Without a Meeting is being furnished by the Board of Directors (the “Board”) of Crown Equity Holdings, Inc. (the “Company,” “we”, “our” or “us”) to the holders of our common stock, $0.001 par value per share (the “Common Stock”) at Jan. 2, 2012 (the “Record Date”) in connection with the following matters:

•
providing our shareholders on a pro rata basis a dividend consisting of one common share of Crown Tele Services, Inc. for every 100  shares of common stock (rounded up) currently held by Crown Equity Holdings, Inc.  shareholders of record on January 15, 2012.

Pursuant to Nevada Revised Statutes (the “NRS”), any action that may be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Under federal law these proposals may not be effected until at least twenty (20) days after this Information Statement has first been sent to our stockholders, at which time, we intend to issue the dividend.

Our Board obtained the required approval for the dividend by means of a written consent of stockholders on or about Jan. 2, 2012.  A meeting to approve the Amendment and the Plan is therefore unnecessary, and our Board decided to forego the expense of having one.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about Jan. _____, 2012, to the holders of our outstanding common stock as of the Record Date.

ABOUT THE INFORMATION STATEMENT

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s common stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

Crown Equity Holdings Inc.
5440 W. Sahara #105
Las Vegas, NV 89146

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify the Company’s stockholders as of the close of business on the Record Date of the approval of the dividend. Stockholders holding in excess of 51% of the Company’s outstanding common stock have consented to the dividend pursuant to a written consent dated on or about Jan. 2, 2012.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of common stock as of record on the close of business on the Record Date, which is Jan. 2, 2012, will be entitled to notice of the approval of the dividend.  Under the NRS, all the activities requiring stockholders approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders. No action by the minority stockholders in connection with the dividend is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the common stock, each of whom is entitled to one vote per share. As of the record date, 798,235,078 shares of common stock were issued and outstanding.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

The affirmative vote of a majority of the shares of our common stock outstanding on the Record Date is required for approval of the dividend. The approval of such majority was obtained pursuant to a written consent dated on or about Jan. 2, 2012.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company’s authorized capitalization consisted of 4,900,000,000 shares of common stock, of which 798,235,078 shares were issued and outstanding.  Holders of common stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of common stock.  The following shareholder (holding the indicated number of shares) voted in favor of the proposals:

Holder	Number of Shares	Percentage

Crown Marketing Corporation	440,794,100	55.22%

TOTAL	440,794,100	55.22%

Pursuant to Rule 14c-2 under the Exchange Act, the dividend will not be effected until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the stockholders.  The Company anticipates that the dividend will be delivered on or about the close of business on Jan.____, 2012.  The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.  This Information Statement will serve as written notice to stockholders pursuant to the NRS.

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of the Company’s common stock as of Jan. 2, 2012 by:  (1) each person who is a beneficial owner of more than 5% of the Company’s common stock, (2) each of the Company’s directors, (3) each of the Company’s named executive officers, and (4) all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act and includes voting and investment power with respect to the securities. Except as indicated in the footnotes to the table below and to our knowledge, each stockholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder.

In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to warrants currently exercisable or exercisable within 60 days after the date hereof are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  As of the Record Date, we had 798,235,078 issued and outstanding shares of common stock.

Unless otherwise indicated, the address of each listed person is in care of us at 5440 W. Sahara #105, Las Vegas, NV 89146.

Names and Addresses	Number of Shares Owned Beneficially(3)	Percent of Beneficially Owned Shares

Steven Onoue (1)	3,500,000	.44%
5440 Sahara, Suite 205
Las Vegas, NV 89146

Kenneth Bosket (1)	8,637,774	1.08%
5440 Sahara, Suite 205
Las Vegas, NV 89146

Arnulfo Saucedo-Bardan (1)	10,606,644	1.32%
5440 Sahara, Suite 205
Las Vegas, NV 89146

Montse Zaman (1)	85,877,585	10.75%
5440 Sahara, Suite 205
Las Vegas, NV 89146

Lowell Holden(1)	4,419,974	.55%
5440 Sahara, Suite 205
Las Vegas, NV 89146

Crown Marketing Corporation	440,794,100	55.22
Mina #222 Sur, Gomez Palacio
Durango Mexico CP 35000

Aida Bardan Gloria(2)	440,794,100	55.22
Mina #222 Sur, Gomez Palacio
Durango Mexico CP 35000

All directors and officers as a group (5)	553,636,077	69.36%

(1) Denotes officer or director.

(2) Mrs. Bardan Gloria is the sole shareholder of Crown Marketing Corp.  She is the mother of Montse Zaman and Arnulfo Saucedo-Bardan.  Both Ms. Zaman and Mr. Saucedo-Bardan disclaim any beneficial interest in the shares owned by Crown Marketing.

(3)           Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of Jan. 2, 2012, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Company’s directors, executive officers, and individuals who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and changes in ownership of common stock with the Securities and Exchange Commission. Such persons are required by applicable regulations to furnish us with copies of all Section 16(a) reports that they file.

To the Company’s knowledge, based solely on the review of the copies of such reports furnished to the Company, all of the Company’s directors, officers and 10% stockholders have complied with the applicable Section 16(a) reporting requirements for the fiscal year ended December 31, 2011.

ACTION 1 —APPROVAL OF DIVIDEND

The management of the Company believes that, in order to reward the Company’s shareholders the shares of Crown Tele Services should be issued pro rata as a dividend.

Purpose of Dividend

The management of the Company believes that, in order to reward the Company’s shareholders the shares of Crown Tele Services should be issued pro rata as a dividend.

General Effect of Amendment

Issuing the dividend will decrease the asset base of the Company but will reward the shareholders of the Company through the distribution of this asset.

COMMON STOCK AND DIVIDEND POLICY

Market Information

Our common stock currently trades on the OTCBB.

Holders

As of January 2, 2012, 798,235,078 common shares of the Company’s common stock were held by 80 holders of record.

Dividends

We have never paid any dividends, and we do not anticipate any stock or cash dividends, and we do not anticipate any sock or cash dividends on our common stock foreseeable future.

DISSENTERS’ RIGHTS OF APPRAISAL

Pursuant to the NRS, no stockholder that objects to the dividend will have any right to receive from us the fair value of his, her or its shares.  The dividend was adopted by the holders of a majority of the shares entitled to vote thereon.

ADDITIONAL INFORMATION

PLEASE READ THIS ENTIRE DOCUMENT.  Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Exchange Act, and in accordance therewith, file annual and quarterly reports, proxy and information statements and other disclaimers with the SEC.  These documents and other information can be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com.

By Order of the Board of Directors,

Ken Bosket, CEO

Las Vegas, NV

January 2, 2012